March 16, 2022

Supplement

SUPPLEMENT DATED MARCH 16, 2022 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION OF
Morgan Stanley Insight Fund, dated March 30, 2021

The following changes will take effect on April 29, 2022:

•  Class IS shares of the Fund will be renamed Class R6 shares;

•  The minimum initial investment amount for Class I shares of the Fund will be reduced to $1 million;

•  The minimum initial investment amount for Class R6 shares of the Fund will be reduced to $5 million;

•  The contingent deferred sales charge holding period for Class A shares of the Funds that are not subject to any sales charges at the time of purchase will be reduced to 12 months after purchase; and

•  The dollar amount at which investors may qualify for a sales charge discount for Class A shares of the Fund will be increased to $50,000. Accordingly, the cumulative net asset value per share of Class A shares of the Fund being purchased in a single transaction (together with other shares of Morgan Stanley Funds), as described in the section "Fees and Expenses" in the Summary Prospectus and in the section "Fund Summary—Fees and Expenses" in the Prospectus, at which investors may qualify for a sales charge discount will be $50,000 or more. In addition, the front-end sales charge schedule for Class A shares of the Fund as well as the dealer commission as a percentage of offering price schedule will be amended as follows:

	Front-End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $50,000	5.25%	5.54%	4.75%
$50,000 but less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1 million	2.00%	2.04%	1.50%
$1 million and over*	0.00%	0.00%	0.00%

*  The Distributor may pay a commission of up to 1.00% to a Financial Intermediary for purchase amount of $1 million or more.

Please retain this supplement for future reference.

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